UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2017

MannKind Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50865	13-3607736
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

25134 Rye Canyon Loop, Suite 300 Valencia, California		91355
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (661) 775-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 27, 2017, MannKind Corporation (the “Company”) entered into an agreement (the “Mann Group Agreement”) with The Mann Group LLC (the “Mann Group”), pursuant to which the parties agreed to, among other things, (i) capitalize $10.7 million of accrued and unpaid interest as of June 30, 2017 under the Amended and Restated Promissory Note held by the Mann Group, dated as of October 18, 2012 (“Promissory Note”), resulting in such amount being classified as outstanding principal under the Promissory Note, (ii) advance to the Company approximately $19.4 million, the remaining amount available for borrowing by the Company under the Promissory Note after the foregoing capitalization of accrued and unpaid interest, and (iii) defer all interest payable on the outstanding principal under the Promissory Note until July 1, 2018 (subject to further deferral under a subordination agreement with Deerfield Private Design Fund II, L.P. and Deerfield Private Design International II, L.P. (collectively, “Deerfield”) until the Company’s payment obligations to Deerfield have been satisfied in full, except for certain permitted payments (including interest payable in-kind)). All outstanding advances under the Promissory Note and any unpaid accrued interest thereon continue to be due and payable on January 5, 2020.

The foregoing description of the Mann Group Agreement does not purport to be complete and is qualified in its entirety by reference to the Mann Group Agreement, a copy of which is attached to this report as Exhibit 99.1; and the Promissory Note, a copy of which is attached as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 19, 2012.

On June 29, 2017, the Company and MannKind LLC, the Company’s wholly owned subsidiary, entered into an Exchange and Third Amendment to Facility Agreement with Deerfield (the “Deerfield Amendment”), pursuant to which the parties agreed to, among other things, (i) exchange $5.0 million principal amount under the Company’s 9.75% Senior Convertible Notes due 2019 (the “Tranche 4 Notes”) for 3,584,230 shares of the Company’s common stock (the “Exchange Shares”) at an exchange price of $1.395 per share and (ii) amend the Facility Agreement with Deerfield, dated as of July 1, 2013, as amended (the “Facility Agreement”), to (A) defer the payment of $10.0 million in principal amount of the Tranche 4 Notes from the original July 18, 2017 due date to August 31, 2017, with an option for the Company to elect to further defer the payment of such principal amount from August 31, 2017 to October 31, 2017 upon the Company’s delivery on August 31, 2017 of a written certification to Deerfield that certain conditions have been met, including that no event of default under the Facility Agreement has occurred, Michael Castagna remains the Company’s Chief Executive Officer, the Company has received the advance from the Mann Group described above, the Company has at least $10 million in cash and cash equivalents on hand, no material adverse effect on the Company has occurred, the engagement letter between the Company and Greenhill & Co., Inc. (“Greenhill”) has remained in full force and effect and Greenhill has remained actively engaged in exploring capital structure and financial alternatives on behalf of the Company in accordance with such engagement letter (collectively, the “Extension Conditions”), and (B) amend the Company’s financial covenant under the Facility Agreement to provide that, if the Extension Conditions remain satisfied, the obligation under the Facility Agreement to maintain at least $25 million in cash (including available borrowings under the Promissory Note) as of the end of each quarter will be reduced to $10 million as of the last day of each month through October 31, 2017 and as of December 31, 2017.

The foregoing description of the Deerfield Amendment does not purport to be complete and is qualified in its entirety by reference to the Deerfield Amendment, a copy of which is attached to this report as Exhibit 99.2; the Facility Agreement, a copy of which is attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 1, 2013; the First Amendment to Facility Agreement and Registration Rights Agreement, dated as of February 28, 2014, a copy of which is attached as Exhibit 10.39 to the Company’s Annual Report on Form 10-K filed with the SEC on March 3, 2014; and the Second Amendment to Facility Agreement and Registration Rights Agreement, dated as of August 11, 2014, a copy of which is attached as Exhibit 4.14 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 10, 2014.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 1.01 above relating to the $19.4 million advance from the Mann Group is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information under Item 1.01 above relating to the Exchange Shares is incorporated by reference into this Item 3.02. The Company relied on the exemption from registration contained in Section 3(a)(9) of the Securities Act of 1933, as amended, for the issuance of the Exchange Shares.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(d)

At the Company’s 2017 Annual Meeting of Stockholders held on May 18, 2017, the Company’s stockholders indicated, on an advisory basis, to hold the stockholder advisory vote on executive compensation on an annual basis. As a result, the Company will continue to hold annual stockholder advisory votes on executive compensation until the Company’s next stockholder advisory vote on the frequency of such stockholder advisory votes, which must be held at least once every six years.

Item 8.01 Other Events.

The Company has engaged Greenhill as a financial advisor to explore capital structure and financial alternatives on behalf of the Company. The Company does not intend to discuss or disclose further developments related to Greenhill’s engagement until, if ever, the Company determines that further disclosure is required or appropriate.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Agreement, dated June 27, 2017, by and between MannKind Corporation and The Mann Group LLC.

99.2	Exchange and Third Amendment to Facility Agreement, dated as of June 29, 2017, by and among MannKind Corporation, MannKind LLC, Deerfield Private Design Fund II, L.P. and Deerfield Private Design International II, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANNKIND CORPORATION

Dated: June 29, 2017	By:	/s/ David Thomson
		Name:	David Thomson, Ph.D., J.D.
		Title:	Corporate Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Agreement, dated June 27, 2017, by and between MannKind Corporation and The Mann Group LLC.

99.2	Exchange and Third Amendment to Facility Agreement, dated as of June 29, 2017, by and among MannKind Corporation, MannKind LLC, Deerfield Private Design Fund II, L.P. and Deerfield Private Design International II, L.P.